UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

December 13, 2010

Date of Report (Date of earliest event reported)

INTERNET BRANDS, INC.

(Exact name of registrant as specified in this charter)

Delaware	001-33797	95-4711621
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

909 North Sepulveda Blvd., 11th Floor, El Segundo, CA 90245

(Address of Principal Executive Offices and Zip Code)

(310) 280-4000

Registrant’s Telephone Number, including area code:

Not applicable

(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02                      Termination of a Material Definitive Agreement.

On December 13, 2010 and in connection with an Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 17, 2010, by and among Micro Holding Corp., a Delaware corporation, Micro Acquisition Corp., a Delaware corporation, and Internet Brands, Inc. (the “Company”), the Company terminated the Loan and Security Agreement, dated as of October 7, 2008 and as thereafter amended, among the Company, Autodata, Inc., Autodata Solutions, Inc., CarsDirect Mortgage Services, Inc., CD1Financial.com, LLC, Internet Media Solutions, Inc., LoanApp, Inc. and Silicon Valley Bank (the “Loan Agreement”).  The material terms and conditions of the Loan Agreement are described in the Company’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on October 10, 2008, and are incorporated herein by reference.  No material early termination penalties were incurred by the Company in connection with the termination of the Loan Agreement.

Item 5.07                                             Submission of Matters to a Vote of Security Holders.

At a special meeting of stockholders of the Company held on December 16, 2010, the Company’s stockholders voted on a proposal to adopt the Merger Agreement.  There were 97,220,413 total votes present at the special meeting in person or by proxy.  This number includes the votes of holders of 36,720,413 shares of Class A common stock, par value $0.001 per share (the “Class A Common Stock”), and 3,025,000 shares of Class B common stock, par value $0.001 per share (the “Class B Common Stock”).  Each share of Class A Common Stock represented one vote, and each share of Class B Common Stock represented 20 votes.  The proposal was approved by the following vote:

Class of Common Stock	Votes For	Votes Against	Abstentions	Broker Non-Votes

Class A Common Stock	36,704,913	14,354	1,146	0
Class B Common Stock	60,500,000	0	0	0

In addition, the Merger Agreement was adopted by the holders of a majority of the outstanding shares of Class A Common Stock other than shares beneficially owned by Idealab Holdings, L.L.C., a Delaware limited liability company, Idealab, a California corporation, and certain other excluded parties.

Item 8.01               Other Events.

The Company issued a press release on December 16, 2010 announcing the results of the special meeting of stockholders.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01               Financial Statements and Exhibits.

(d)        Exhibits

99.1      Press Release, dated December 16, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNET BRANDS, INC.

Date: December 16, 2010	By:	/s/ Robert N. Brisco
	Name:	Robert N. Brisco
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated December 16, 2010.